UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

Carbylan Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3181 Porter Drive

Palo Alto, California 94304

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 855-6777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 1, 2016, Carbylan Therapeutics, Inc. (the “Company”) issued a press release announcing top-line results from the Company’s COR 1.1 Phase 3 clinical trial of Hydros-TA for the treatment of pain associated with osteoarthritis of the knee (the “Press Release”). A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, “Carbylan Therapeutics Reports Top-Line Results from COR1.1 Clinical Trial of Hydros-TA in Patients with OA of the Knee,” dated February 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2016	CARBYLAN THERAPEUTICS, INC.

	By:	/s/ David M. Renzi
David M. Renzi President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, “Carbylan Therapeutics Reports Top-Line Results from COR1.1 Clinical Trial of Hydros-TA in Patients with OA of the Knee,” dated February 1, 2016.